UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2004
                         -------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 MCCARTHY FUND
                                    (MGAMX)

                              [McCarthy Fund Logo]

                                 Annual Report
                                 June 30, 2004

                                 MCCARTHY FUND
                   A SERIES OF TRUST FOR INVESTMENT MANAGERS
                                    (MGAMX)

                         ANNUAL LETTER TO SHAREHOLDERS
                                 JUNE 30, 2004

Dear Fellow Shareholder:

The McCarthy Fund's performance for various periods ended June 30, 2004 and the performance for the Standard & Poor's 500 Index, with dividends reinvested, are shown below:

                                       MCCARTHY  STANDARD & POOR'S      MGAMX
TIME PERIOD                              FUND        500 INDEX      VERSUS INDEX
-----------                            --------  -----------------  ------------
Three months                             2.33%          1.72%          +0.61%
Six months                               2.83%          3.44%         (0.61)%
One year                                20.18%         19.10%          +1.08%
Annualized since 8/6/01 inception date   1.96%        (0.09)%          +2.05%
Cumulative since 8/6/01 inception date   5.79%        (0.26)%          +6.05%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com

         "THE OPTIMIST PROCLAIMS THAT WE LIVE IN THE BEST OF ALL
         POSSIBLE WORLDS; AND THE PESSIMIST FEARS THIS IS TRUE."

This quote, credited to James Branch Cabell (1879-1958), comes to mind when we think about today's stock market. The pessimist in us can see a stock market that is valued with no margin-of-safety, we fear another terrorist event, interest rates will likely creep higher and capital-robbing inflation seems more probable than deflation. The optimistic side of our brain considers good global and domestic economic strength, great productivity and growing, albeit at a slower pace, corporate earnings. Several of the most capable "value" managers are closing their mutual funds to new investors and/or carrying 25%, and higher, cash balances in stock portfolios. So what are we to do?

Although we concede that the risk/reward situation for U.S. stocks is much less compelling than one year ago, we continue to find investment candidates. We agree with many pundits who say that the investment returns provided by "the market" might be disappointing over the next several years. Fortunately, we own individual stocks and not "the market". We base our outlook for stocks on the relationship between the current price of individual stock holdings and our estimate of value for those individual holdings. At this point, we expect a portfolio of carefully selected stocks to provide acceptable returns for investors with a three-to-five year investment time horizon.

STOCKS THAT HAD A MATERIAL NEGATIVE IMPACT ON PERFORMANCE FOR THE PAST SIX
MONTHS?

STOCKS WITH MATERIAL DECLINES:  COMMENTS:
------------------------------  ---------

Liberty Media Corp. Class A     Liberty Media spun off its international
                                operations; we believe the Company's
                                appreciation potential is compelling and believe it is making progress toward making its business easier for Wall Street to understand.

3Com Corporation                We continue to like this volatile tech stock; a
                                good part of its market price is justified by its cash holdings and we believe its joint venture in China will be a success.

STOCKS THAT HAD A MATERIAL POSITIVE IMPACT ON PERFORMANCE FOR THE PAST SIX
MONTHS?

STOCKS WITH MATERIAL GAINS:     COMMENTS:
---------------------------     ---------

Tyco International Ltd          Business continues to improve under new CEO Ed
                                Breen

Apogent Technologies, Inc.      Being acquired, for stock, by Fisher Scientific
                                Int'l, Inc.

Advance PCS/Caremark            Advance PCS acquired by Caremark RX for stock
RX, Inc.                        and cash

First Data Corp.                First Data completed its acquisition of Concord
                                EFS

Novell, Inc.                    Volatile tech stock did well as Linux software
                                efforts progressed

J.C. Penney, Inc.               Sale of its Eckert Drug subsidiary contributes
                                to improvement

Laboratory Corp. of America     Second-largest clinical laboratory doing well

Stewart Enterprises, Inc.       Funeral services provider continues to improve
Class A                         its operations

Schering-Plough Corporation     Turnaround in this pharmaceutical company
                                continues

Devon Energy Corporation        High energy prices helping the Company

WHAT POSITIONS WERE ADDED TO OR ELIMINATED FROM THE FUND?

New additions, of material size, to the McCarthy Fund portfolio during the report period were:

   o  Caremark RX, Inc.  The Fund acquired shares of Caremark, a pharmaceutical
      -----------------
      benefits manager (PBM), through Caremark's acquisition of the Fund's holding of Advance/PCS.

   o  Comcast Corporation Class A  The Fund acquired shares of the largest
      ---------------------------
      cable television provider. The value became compelling in the aftermath of the Company's hostile offer for the Walt Disney Company.

   o  First Data Corp.  The Fund acquired shares of this leader in transaction
      ----------------
      processing and money transfer services through First Data's acquisition of the Fund's Concord EFS holding.

New additions, of lesser size, to the McCarthy Fund portfolio during the report period included:

   o Alltel Corp., AmerisourceBergen Corp., CenturyTel Inc. Emmis Communications Corp. Class A, First Health Group Corp., Intuit Inc. and Jones Lang LaSalle Inc. Kroll Inc. was acquired and sold (see eliminations). Manpower Inc. shares were acquired when Manpower acquired Right Management Consultants in a stock deal.

Eliminations from the McCarthy Fund portfolio during the report period were:

   o Kroll, Inc., Concord EFS, Inc. and Right Management Consultants were merged into acquiring companies or sold prior to the acquisition closing date.

   o Westar Energy, Inc., Simon Property Group and Torchmark Corp. were sold as they achieved our valuation targets.

   o  Paxar Corp., Mattel, Inc., Charter Communications, Insight
      Communications, Safeway, Inc. and AMN Healthcare Services were sold based on our judgment that fundamentals were deteriorating.

Thank you again for being our partners in the McCarthy Fund! The officers, employees and affiliates of your Fund's advisor own a substantial investment in the McCarthy Fund. We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Asset Management, Inc.

Richard L. Jarvis                            Art N. Burtscher
Chairman - Chief Investment Officer          President

PAST PERFORMANCE OF THE FUND AND THE S&P 500 INDEX IS NOT INDICATIVE OF FUTURE PERFORMANCE. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Annualized return is from inception through the most recent calendar quarter end (06/30/04). Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

The Fund invests in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility

The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the McCarthy Fund, which includes more complete information on the fund objectives, risks, charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money. The Fund is distributed by Quasar Distributors, LLC. 08/04

                              TEN LARGEST HOLDINGS
                (REPRESENT 42.2% OF NET ASSETS AT JUNE 30, 2004)

SCHERING-PLOUGH CORPORATION (SGP)                                          5.4%
Schering-Plough Corporation is engaged in the discovery, development, manufacturing, and marketing of pharmaceutical products. The Company operates primarily in the prescription pharmaceutical marketplace.

BERKSHIRE HATHAWAY, INC. CLASS B (BRK/B)                                   4.7%
Berkshire Hathaway Inc. is a holding company owning subsidiaries engaged in a number of diverse business activities, the most important of which are insurance businesses conducted on both a primary basis and a reinsurance basis.

TYCO INTERNATIONAL LTD. (TYC)                                              4.6%
Tyco International is a diversified manufacturing and service company that provides electrical and electronic components, energy solutions, and power products; operates and maintains undersea cable communications systems; installs and services fire detection and suppression systems; provides electronic security systems; specialty valves; and disposable medical supplies and other specialty products.

KROGER CO (KR)                                                             4.4%
The Kroger Co. (Kroger) operates as a grocery retailer in the United States. The Company also manufactures and processes food for sale by its supermarkets.

JOHNSON & JOHNSON (JNJ)                                                    4.2%
Johnson & Johnson manufactures and sells a broad range of products in the health care field in many countries of the world. The Company's primary interest, both historically and currently, has been in products related to health and well-being.

LABORATORY CORPORATION OF AMERICA (LH)                                     4.0%
Laboratory Corporation of America is an independent clinical laboratory company that offers different clinical laboratory tests which are used by the medical profession in routine testing, patient diagnosis, and in the monitoring and treatment of disease.

FIRST DATA CORP. (FDC)                                                     3.9%
First Data Corp. provides credit card processing payment systems, electronic commerce and information-based services, among others, to businesses and consumers.

COMCAST CORPORATION CLASS A (CMCSA)                                        3.8%
Comcast is the largest cable television provider. The Company is involved in the development, management and operation of broadband cable networks. Operations include video, high-speed Internet and phone service.

3COM CORPORATION (COMS)                                                    3.7%
3Com Corporation provides data and voice networking products and solutions, as well as support and maintenance services, for enterprises and public sector organizations of all sizes.

WASHINGTON MUTUAL, INC. (WM)                                               3.6%
Washington Mutual is a financial services company that serves consumers and small- to mid-sized businesses. Through its subsidiaries, Washington Mutual engages in consumer banking, mortgage banking, commercial banking, financial services, and consumer finance.

Portfolio holdings are as of 06/30/04, are subject to change and should not be considered a recommendation to buy or sell any security.

        Comparison of the change in value of a $10,000 investment in the McCarthy Fund versus the S&P 500 Composite Index

             DATE                MCCARTHY FUND            S&P 500 INDEX
             ----                -------------            -------------
            8/6/2001                $10,000                  $10,000
           9/30/2001                 $8,950                   $8,691
          12/31/2001                $10,389                   $9,620
           3/31/2002                 $9,796                   $9,646
           6/30/2002                 $8,160                   $8,353
           9/30/2002                 $6,916                   $6,910
          12/31/2002                 $7,779                   $7,493
           3/31/2003                 $7,517                   $7,257
           6/30/2003                 $8,803                   $8,374
           9/30/2003                 $9,194                   $8,596
          12/31/2003                $10,288                   $9,394
           3/31/2004                $10,338                   $9,553
           6/30/2004                $10,579                   $9,717

                                                       ANNUALIZED RETURN         CUMULATIVE RETURN
AVERAGE ANNUAL TOTAL RETURN     ONE YEAR RETURN     SINCE INCEPTION 8/6/01     SINCE INCEPTION 8/6/01
---------------------------     ---------------     ----------------------     ----------------------
McCarthy Fund                        20.18%                  1.96%                     5.79%
S&P 500 Index                        19.11%                 -0.38%                    -1.10%

Performance data quoted represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Indices do not incur expenses and are not available for investment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2004

  SHARES     COMMON STOCKS: 96.25%                                MARKET VALUE
  ------     ---------------------                                ------------

             BANKS: 3.63%
    29,255   Washington Mutual, Inc.                               $ 1,130,413
                                                                   -----------

             BROADCAST SERVICE/PROGRAM: 3.27%
   113,440   Liberty Media Corp. - Class A*<F1>                      1,019,826
                                                                   -----------

             BUILDING & CONSTRUCTION - MISCELLANEOUS: 0.84%
    16,004   Insituform Technologies, Inc. - Class A*<F1>              260,385
                                                                   -----------

             COMMERCIAL SERVICES: 3.58%
    18,100   Coinstar, Inc. *<F1>                                      397,657
    21,199   Convergys Corp.*<F1>                                      326,464
    14,604   NCO Group, Inc.*<F1>                                      389,781
                                                                   -----------
                                                                     1,113,902
                                                                   -----------

             CONSUMER NON CYCLICAL: 0.99%
    19,800   First Health Group Corp.*<F1>                             309,078
                                                                   -----------

             CONSUMER PRODUCTS/MISCELLANEOUS: 1.84%
    13,300   Newell Rubbermaid Inc.                                    312,550
     4,100   The Scotts Co. - Class A*<F1>                             261,908
                                                                   -----------
                                                                       574,458
                                                                   -----------

             DECISION SUPPORT SOFTWARE: 1.01%
    23,800   NetIQ Corp.*<F1>                                          314,160
                                                                   -----------

             DIVERSIFIED OPERATIONS: 7.18%
    21,075   Cendant Corp.                                             515,916
    11,868   FirstService Corp.*<F1>#<F2>                              296,700
    42,968   Tyco International Ltd. #<F2>                           1,423,959
                                                                   -----------
                                                                     2,236,575
                                                                   -----------

             DRUGS & PHARMACEUTICALS: 3.20%
     5,064   Americsourcebergen Corp.                                  302,726
    21,106   Caremark Rx Inc.*<F1>                                     695,232
                                                                   -----------
                                                                       997,958
                                                                   -----------

             ENTERPRISE SOFTWARE - SERVICES: 4.36%
   183,365   3Com Corp. *<F1>                                        1,146,031
    25,371   Novell, Inc.*<F1>                                         212,863
                                                                   -----------
                                                                     1,358,894
                                                                   -----------

             FOOD: 5.41%
    12,900   Fresh Del Monte Produce, Inc. #<F2>                       325,983
    74,748   The Kroger Co.*<F1>                                     1,360,413
                                                                   -----------
                                                                     1,686,396
                                                                   -----------

             FUNERAL SERVICES AND RELATED ITEMS: 1.27%
    48,424   Stewart Enterprises, Inc. *<F1>                           394,171
                                                                   -----------

             HOME FURNISHINGS: 1.89%
    15,600   La-Z-Boy, Inc.                                            280,488
     4,200   Mohawk Industries*<F1>                                    307,986
                                                                   -----------
                                                                       588,474
                                                                   -----------

             HUMAN RESOURCE MANAGEMENT: 0.96%
     5,888   ManPower Inc.                                             298,934
                                                                   -----------

             INSURANCE: 7.20%
     8,400   Allmerica Financial Corp. *<F1>                           283,920
       494   Berkshire Hathaway, Inc. - Class B*<F1>                 1,459,770
    12,800   Horace Mann Educators Corp.                               223,744
     7,125   Protective Life Corp.                                     275,524
                                                                   -----------
                                                                     2,242,958
                                                                   -----------

             MEDIA: 8.40%
    42,500   Comcast Corp. - Class A*<F1>                            1,191,275
    14,000   Emmis Communications - Class A*<F1>                       293,720
     5,672   Liberty Media International Inc.*<F1>                     210,431
    52,400   Time Warner, Inc.*<F1>                                    921,192
                                                                   -----------
                                                                     2,616,618
                                                                   -----------

             MEDICAL - DRUGS: 6.42%
     7,016   Merck & Co., Inc.                                         333,260
    90,270   Schering-Plough Corp.                                   1,668,190
                                                                   -----------
                                                                     2,001,450
                                                                   -----------

             MEDICAL - INSTRUMENTS: 3.81%
    26,501   Apogent Technologies, Inc.*<F1>                           848,032
     2,409   Cantel Medical Corp.*<F1>                                  51,914
    10,495   CONMED Corp.*<F1>                                         287,563
                                                                   -----------
                                                                     1,187,509
                                                                   -----------

             MEDICAL - LABS AND TESTING SERVICES: 3.97%
    31,128   Laboratory Corporation of America Holdings *<F1>        1,235,782
                                                                   -----------

             MEDICAL PRODUCTS: 4.22%
    23,600   Johnson & Johnson                                       1,314,520
                                                                   -----------

             OIL - EXPLORATION & PRODUCTION: 3.42%
    11,292   Devon Energy Corp.                                        745,272
     5,747   Newfield Exploration Co.*<F1>                             320,338
                                                                   -----------
                                                                     1,065,610
                                                                   -----------

             PHARMACY SERVICES: 1.04%
     7,600   Omnicare, Inc.                                            325,356
                                                                   -----------

             REAL ESTATE INVESTMENT TRUSTS: 1.39%
     4,900   Archstone-Smith Trust                                     143,717
     1,759   Avalonbay Communities, Inc.                                99,419
     3,800   Boston Properties, Inc.                                   190,304
                                                                   -----------
                                                                       433,440
                                                                   -----------

             REAL ESTATE MANAGEMENT SERVICE: 0.93%
    10,728   Jones Lang  LaSalle Inc.*<F1>                             290,729
                                                                   -----------

             RETAIL: 2.08%
    11,100   J.C. Penney Company, Inc.                                 419,136
     7,715   Papa John's International, Inc. *<F1>                     227,901
                                                                   -----------
                                                                       647,037
                                                                   -----------

             STEEL PIPE & TUBE: 0.70%
    21,400   The Shaw Group, Inc.*<F1>                                 216,782
                                                                   -----------

             TECHNOLOGY - DATA PROCESSING: 4.90%
    27,498   First Data Corp.                                        1,224,211
     7,848   Intuit Inc.*<F1>                                          302,776
                                                                   -----------
                                                                     1,526,987
                                                                   -----------

             TELECOMMUNICATIONS: 2.65%
     6,200   Alltell Corp.                                             313,844
    11,800   Centurytel Inc.                                           354,472
     9,793   Intrado, Inc.*<F1>                                        157,569
                                                                   -----------
                                                                       825,885
                                                                   -----------

             WASTE DISPOSAL: 5.69%
    19,734   Republic Services, Inc.                                   571,102
    11,100   Waste Connections, Inc. *<F1>                             329,226
    28,500   Waste Management, Inc.                                    873,525
                                                                   -----------
                                                                     1,773,853
                                                                   -----------
             TOTAL COMMON STOCKS
               (cost $24,334,190)                                   29,988,140
                                                                   -----------

    SHARES   SHORT-TERM INVESTMENTS: 4.65%                               VALUE
    ------   -----------------------------                               -----
 1,448,565   Federated Cash Trust Treasury Money Market Fund         1,448,565
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS
               (cost $1,448,565)                                     1,448,565
                                                                   -----------
             Total Investments in Securities
               (cost $25,782,755): 100.90%                          31,436,705
             Call Options Written: (0.61%)                            (190,000)
             Liabilities in Excess of Cash
               and Other Assets: ( 0.29%)                              (90,810)
                                                                   -----------
             NET ASSETS: 100.00%                                   $31,155,895
                                                                   -----------
                                                                   -----------

                        SCHEDULE OF CALL OPTIONS WRITTEN
                                AT JUNE 30, 2004

 CONTRACTS   UNDERLYING INDEX/EXPIRATION DATE/EXERCISE PRICE             VALUE
 ---------   -----------------------------------------------             -----
       400   Standard and Poor's 500 Index
               Expiring January 2005, Exercise Price $3.00
               (Proceeds $95,195)                                  $  (190,000)
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. security of foreign issuer.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                AT JUNE 30, 2004

ASSETS
   Investments, at market value (cost $25,782,755)                 $31,436,705
   Receivables:
      Securities Sold                                                   96,761
      Dividends and interest receivable                                 11,010
   Prepaid expenses                                                     11,871
                                                                   -----------
      Total Assets                                                  31,556,347
                                                                   -----------
LIABILITIES
   Cash overdrafts                                                     143,460
   Call options written, at value (proceeds $95,195)                   190,000
   Fund shares redeemed                                                 22,513
   Payables:
      Due to advisor                                                     3,691
      Due to custodian                                                   2,520
      Due to administrator                                               3,808
      Due to fund accounting                                             6,442
      Due to transfer agent                                              2,712
      Due to auditor                                                    15,544
   Accrued expenses                                                      9,762
                                                                   -----------
      Total Liabilities                                                400,452
                                                                   -----------
NET ASSETS                                                         $31,155,895
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     [$31,155,895 / 2,954,992 shares outstanding; unlimited number
     of shares (par value $0.01) authorized]                            $10.54
                                                                        ------
                                                                        ------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $27,245,770
   Accumulated net realized loss on investments                     (1,649,020)
   Net unrealized appreciation/depreciation of:
      Investments                                                    5,653,950
      Options written                                                  (94,805)
                                                                   -----------
      Total Net Assets                                             $31,155,895
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME
   Dividend                                                        $   194,433
   Interest                                                              4,057
                                                                   -----------
                                                                       198,490
                                                                   -----------
EXPENSES
   Advisory fees (Note 3)                                              283,435
   Administration fees (Note 3)                                         44,753
   Fund accounting fees                                                 32,621
   Transfer agent fees                                                  27,656
   Custody fees                                                         11,891
   Professional fees                                                    25,686
   Shareholder reporting                                                 1,578
   Registration fees                                                     4,005
   Trustee fees                                                          7,045
   Miscellaneous                                                         6,659
   Insurance                                                             3,648
                                                                   -----------
      Total expenses                                                   448,977
      Less: advisory fee waiver (Note 3)                               (76,037)
                                                                   -----------
      Net expenses                                                     372,940
                                                                   -----------
NET INVESTMENT LOSS                                                   (174,450)
                                                                   -----------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND OPTIONS
   Net realized gain/loss on:
      Investments                                                    2,734,850
      Options written                                               (1,606,257)
   Net change in unrealized appreciation on investment               4,466,368
   Net change in unrealized depreciation on options                    (94,805)
                                                                   -----------
      Net realized and unrealized gain on investments and options    5,500,156
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $5,325,706
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2004       JUNE 30, 2003
                                                         -------------       -------------

OPERATIONS
   Net investment (loss)                                   $  (174,450)        $   (89,900)
   Net realized gain/(loss)
     on investments and options                              1,128,593          (1,407,396)
   Net change in unrealized
     appreciation on investments and options                 4,371,563           2,900,083
                                                           -----------         -----------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                            5,325,706           1,402,787
                                                           -----------         -----------
DIVIDEND AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income                                            --                  --
   Net realized gain on security transactions                       --                  --
                                                           -----------         -----------
      TOTAL DECREASE IN NET ASSETS
        RESULTING FROM DISTRIBUTIONS                                --                  --
                                                           -----------         -----------
TRANSACTIONS IN SHARES
  OF BENEFICIAL INTEREST
   Net (decrease) in net assets derived from
     net change in outstanding shares (a)<F3>                 (220,766)         (1,603,059)
                                                           -----------         -----------
      TOTAL INCREASE/(DECREASE) IN NET ASSETS                5,104,940            (200,272)
                                                           -----------         -----------
NET ASSETS
   Beginning of year                                        26,050,955          26,251,227
                                                           -----------         -----------
   End of year                                             $31,155,895         $26,050,955
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F3>  A summary of shares transactions is as follows:

                                    YEAR ENDED               YEAR ENDED
                                   JUNE 30, 2004            JUNE 30, 2003
                                 -----------------       ------------------
                                 SHARES      VALUE       SHARES       VALUE
                                 ------      -----       ------       -----

Shares sold                      248,728   $2,454,171    523,579    $3,990,322
Shares issued in
  reinvestment of distributions       --           --         --            --
Shares redeemed                 (263,298)  (2,674,937)  (782,737)   (5,593,381)
                                --------   ----------   --------   -----------
Net (decrease)                   (14,570)   $(220,766)  (259,158)  $(1,603,059)
                                --------   ----------   --------   -----------
                                --------   ----------   --------   -----------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

                                                  YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                                JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002*<F4>
                                                -------------       -------------       ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $ 8.77              $ 8.13                $10.00
                                                    ------              ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                         (0.06)              (0.03)                 0.02
Net realized and unrealized
  gain/(loss) on investments                          1.83                0.67                 (1.85)
                                                    ------              ------                ------
     Total from investment operations                 1.77                0.64                 (1.83)
                                                    ------              ------                ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                              --                  --                 (0.03)
From net realized gains                                 --                  --                 (0.01)
                                                    ------              ------                ------
     Total decrease from distributions                  --                  --                 (0.04)
                                                    ------              ------                ------
NET ASSET VALUE, END OF PERIOD                      $10.54              $ 8.77                $ 8.13
                                                    ------              ------                ------
                                                    ------              ------                ------
TOTAL RETURN                                        20.18%               7.87%              (18.40)%1<F5>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)              $31.2               $26.1                 $26.3
Ratio of net expenses to average net assets:
     Before expense reimbursement                    1.51%               1.58%                 1.85%2<F6>
     After expense reimbursement                     1.25%               1.25%                 1.25%2<F6>
Ratio of net investment (loss)
  to average net assets:
     Before expense reimbursement                   (0.84%)             (0.70%)              (0.41)%2<F6>
     After expense reimbursement                    (0.58%)             (0.37%)                0.19%2<F6>
Portfolio turnover rate                                51%                 58%                   46%1<F5>

*<F4>  Commenced operations on August 6, 2001.
1<F5>  Not annualized.
2<F6>  Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2004

NOTE 1 - ORGANIZATION

     The McCarthy Fund (the "Fund") is a series of shares of beneficial interest of Advisor Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   Securities Transactions, Dividend Income and Distributions.
          Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

     D. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     F. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

          When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

          The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

     G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2004 the Fund decreased paid in capital by $199,006, increased accumulated net investment income by $174,450 and increase accumulated net investment loss by $24,556.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     McCarthy Group Asset Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the year ended June 30, 2004, the Fund incurred $283,435 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of the Fund's expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the year ended June 30, 2004, the Advisor absorbed expenses of $76,037. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $268,963 at June 30, 2004. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

                  YEAR               AMOUNT
                  ----               ------
                  2005              $112,049
                  2006                80,837
                  2007                76,037
                                    --------
                                    $268,923
                                    --------
                                    --------

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

          Under $24 million              $36,000
          $24 to $100 million            0.15% of average daily net assets
          $100 to $150 million           0.10% of average daily net assets
          Over $150 million              0.05% of average daily net assets

     For the year ended June 30, 2004, the Fund incurred $44,753 in administration fees.

     U.S. Bancorp Fund Services, LLC provides fund accounting services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers of the Trust are also officers of the Administrator.

NOTE 4 - OPTION CONTRACTS WRITTEN

     The number of option contracts written and the premiums received by the McCarthy Fund during the year ended June 30, 2004, were as follows:

                                                  NUMBER OF       PREMIUMS
                                                  CONTRACTS       RECEIVED
                                                  ---------       --------

Options outstanding, beginning of period                0        $        0
Options written                                     1,461         1,050,098
Options exercised                                    (386)         (396,935)
Options expired                                      (200)          (34,698)
Options closed                                       (475)         (523,270)
                                                    -----        ----------
Options outstanding, end of period                    400        $   95,195
                                                    -----        ----------
                                                    -----        ----------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended, June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $14,460,564 and $14,498,756, respectively.

NOTE 6 - INCOME TAXES

     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities, investments in Real Estate Investment Trusts and Contingent Payment Debt Instrument.

     As of June 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments (a)<F7>                                   $25,812,188
                                                                   -----------
     Gross tax unrealized appreciation                             $ 5,912,415
     Gross tax unrealized depreciation                                (287,898)
                                                                   -----------
     Net tax unrealized appreciation on investments                $ 5,624,517
                                                                   -----------
                                                                   -----------
     Net tax unrealized depreciation on options                        (94,805)
                                                                   -----------
                                                                   -----------
     Cumulative tax cost adjustments                               $    29,433
                                                                   -----------
     Undistributed ordinary income                                 $        --
     Undistributed long-term capital gain                                   --
                                                                   -----------
     Total distributable earnings                                  $        --
                                                                   -----------
                                                                   -----------
     Other accumulated gains/losses                                $(1,649,020)
                                                                   -----------
     Total accumulated earnings/(losses)                           $ 3,910,125
                                                                   -----------
                                                                   -----------

     (a)<F7> Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales, investments in Real Estate Investment Trusts and Contingent Payment Debt Instrument securities.

     At June 30, 2004 the Fund had a capital loss carryforward of $(1,635,308) of which $(494,543) expires in 2011 and $(1,140,765) expires in 2012.

     There were no distributions paid during the years ended June 30, 2004 and 2003.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of McCarthy Fund, a series of shares of Advisors Series Trust., including the schedule of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period August 6, 2001 to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Fund as of June 30, 2004, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period August 6, 2001 to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 6, 2004

              INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE                                                                                              NUMBER OF
ADDRESS                                                                               TRUSTEE      FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS                                        OF FUND          OVERSEEN
AND OTHER DIRECTORSHIPS                                                                SINCE          BY TRUSTEE
----------------------------------------------                                        -------      ----------------
Walter E. Auch, Born 1921                                                               1997              16
2020 E. Financial Way
Glendora, CA  91741
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Legend Properties, Pimco Advisors, LLP and  Senele Group

James Clayburn LaForce, Born 1927                                                       2002              16
2020 E. Financial Way
Glendora, CA  91741
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The
Metzler/Payden Investment Group, PIC Investment Trust, PIC Small Cap
Portfolio, PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio,
Black Rock Funds, Jacobs Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O'Connor, Born 1936                                                           1997              16
2020 E. Financial Way
Glendora, CA  91741
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                             2002              16
2020 E. Financial Way
Glendora, CA  91741
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Other Directorships: E*Trade Funds

George T. Wofford III, Born 1939                                                        1997              16
2020 E. Financial Way
Glendora, CA  91741
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

NAME, AGE
ADDRESS                                                                                                NUMBER OF
POSITION HELD WITH FUND                                                               TRUSTEE      FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS                                        OF FUND          OVERSEEN
AND OTHER DIRECTORSHIPS                                                                SINCE          BY TRUSTEE
----------------------------------------------                                        -------      ----------------
Eric M. Banhazl, Born 1957                                                              1997              16
2020 E. Financial Way
Glendora, CA 91741
Trustee and President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC
("ICA") (The Fund's former administrator).
Other Directorships: None

Chad E. Fickett, Born 1973                                                              2002              16
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Administrator, U.S. Bancorp Fund Services, LLC
(since July 2000).
Directorships: None

Doug G. Hess, Born 1967                                                                 2003              16
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since May 1997).
Directorships: None

                             NOTICE TO SHAREHOLDERS
                                 JUNE 30, 2004

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 866-811-0228; (2) on the U.S. Securities and Exchange Commission's website at sec.gov.

                                    ADVISOR
                     McCarthy Group Asset Management, Inc.
                       1125 South 103rd Street, Suite 450
                          Omaha, Nebraska  68124-6019

                                  DISTRIBUTOR
                            Quasar Distributor, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   CUSTODIAN
                            U.S. Bank Trust Services
                           425 Walnut Street M/L 6118
                            Cincinnati, Ohio  45202

                                 TRANSFER AGENT
                           Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska  68137

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                        San Francisco, California  94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                           FYE 6/30/2004       FYE 6/30/2003
                           -------------       -------------
Audit Fees                      $13,000             $13,000
Audit-Related Fees              N/A                 N/A
Tax Fees                        $2,000              $2,500
All Other Fees                  N/A                 N/A


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees               FYE 6/30/2004    FYE 6/30/2003
----------------------               -------------    -------------
Registrant                                N/A              N/A
Registrant's Investment Adviser           N/A              N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   ---------------------

     By (Signature and Title)  /s/ Eric M. Banhazl
                               --------------------------
                               Eric M. Banhazl, President

     Date   8/30/04
          -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F8>  /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   8/30/04
          -----------

     By (Signature and Title)*<F8>  /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   8/30/04
          -----------

*<F8> Print the name and title of each signing officer under his or her signature.